UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	February 28, 2013

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2013

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 93.3%
CONSUMER DISCRETIONARY — 14.9%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	380,000		$390,450
Europcar Groupe SA	11.500%	5/15/17	200,000	EUR	282,703	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,287,680	(a)
Total Auto Components					1,960,833
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,060,000		1,179,250	(b)
Escrow GCB General Motors	—	—	300,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	3,500,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		334,225	(a)
Total Automobiles					1,513,475
Diversified Consumer Services — 0.6%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		589,950	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		219,225	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		532,200	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,180,000		1,206,550	(a)(b)
Total Diversified Consumer Services					2,547,925
Hotels, Restaurants & Leisure — 4.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	640,000		683,200	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	706,451		665,037	(a)(c)(d)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		427,425	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	670,000		690,100	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,100,000		1,017,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		9,150
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,368,000	(b)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	60,000		59,550	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		868,175
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		956,450	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		467,790	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		778,750	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,129,896		1,214,638	(a)(f)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,640,405
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		800,800	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		438,900	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	720,000		775,800	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	680,440		743,381	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,360,000		1,353,200	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,150,000		1,288,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		832,200	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	195,000		213,281	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		$1,152,925
Total Hotels, Restaurants & Leisure					18,444,657
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		896,400	(a)
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		855,512	(b)
Media — 6.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		319,725
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		933,075	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,463,812	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		288,925
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	640,000		512,000	(a)(b)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	130,555	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	191,426	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	560,000		592,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		262,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	520,000		540,800
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		72,100
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,736,250	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,093,650	(b)
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	590,000		638,675	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	910,000		971,425
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,637,223	(b)
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	280,000		259,700	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	1,510,000		1,572,287	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,066,032	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		544,800
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,248,775	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	956,152	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	131,404	(a)(g)
Time Warner Inc.	6.500%	11/15/36	160,000		193,519	(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	313,577	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,632,757	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	250,000		274,063	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		907,200	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		733,425	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	380,000		412,300	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		371,250	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,738,013	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,053,956	(a)
Total Media					29,793,551
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	72,000		72,450
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	520,000		517,400

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multiline Retail — continued
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	260,000		$268,125	(b)
Total Multiline Retail					857,975
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		711,375	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,334,975	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,982,428
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		966,913
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		155,625	(a)(f)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		688,275	(a)(b)
Total Specialty Retail					6,839,591
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		709,312	(a)(b)
TOTAL CONSUMER DISCRETIONARY					64,419,231
CONSUMER STAPLES — 2.2%
Food Products — 1.5%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,529,787	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	550,000		561,000	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	940,893	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	723,764	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	306,000		332,775	(a)(b)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	790,000		857,150	(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,162,300	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000		390,813	(a)
Total Food Products					6,498,482
Household Products — 0.2%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	480,000		500,400	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	350,000		378,000	(a)
Total Household Products					878,400
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		520,800	(a)(b)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000		1,390,237	(b)
TOTAL CONSUMER STAPLES					9,287,919
ENERGY — 17.1%
Energy Equipment & Services — 1.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		458,850	(b)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	50,000		51,125
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	680,000		705,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		548,800	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,375,000		1,498,750	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	910,000		989,625	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000		629,850	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000		867,750
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		390,549	(b)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	406,000		443,555
Total Energy Equipment & Services					6,584,354
Oil, Gas & Consumable Fuels — 15.6%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000		61,532
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		339,501	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,040,000		1,066,000	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000		387,075	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000		$294,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000		643,800	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000		233,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000		486,975	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000		654,100
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	840,000		924,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000		777,450
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		185,694	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000		244,375	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000		657,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000		874,925	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	519,170		471,147	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,260,000		1,335,600	(a)(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		320,561	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	990,753		1,115,836	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,408,250	(b)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,427,351	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		99,817
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000		664,152	(b)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	690,000	EUR	959,383	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	620,000		632,400	(a)(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	460,000		439,300
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000		429,450	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000		964,612	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	640,000		691,200	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000		325,500	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000		2,700,720	(a)(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000		1,145,762	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		419,137	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000		870,100
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000		1,763,277	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		1,135,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	630,000		664,650	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	480,000		506,400	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000		539,000	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000		155,155
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000		675,000
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000		956,325	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	410,000		180,400	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000		726,600	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000		689,000	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000		897,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000		349,530	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000		258,945	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000		1,118,000	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000		4,081,335	‡
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000		449,642	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000		1,901,726	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000		822,729	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000		2,752,000	(b)
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	1,220,000		1,256,600	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000		1,113,560	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		$1,163,625	(a)(b)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000		2,812,270	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000		660,323	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		590,963	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000		1,138,800	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,005,000		2,025,050	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000		508,300	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000		1,261,267	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		1,033,500	(a)(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,840,000		1,966,500	(a)(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000		283,500
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	560,000		589,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		546,975	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	430,000		430,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		311,550	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000		334,800	(b)
TNK-BP Finance SA	6.625%	3/20/17	300,000		343,125	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	140,000		161,952	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,227,150	(a)(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		664,983	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,330,000		931,000	(a)
Total Oil, Gas & Consumable Fuels					67,226,912
TOTAL ENERGY					73,811,266
FINANCIALS — 12.0%
Capital Markets — 1.6%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		390,370	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,810,266	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,843,557	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		473,320	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		559,908	(b)
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	730,000		725,437	(a)
Total Capital Markets					6,802,858
Commercial Banks — 2.7%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,789,015	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,500,000		1,500,000
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	390,000		404,362
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		536,550	(a)(b)(h)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,621,253	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,880,000		1,975,216	(a)(b)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		489,900	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	782,000		809,329	(b)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		623,986	(a)
Total Commercial Banks					11,749,611
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,468,266	(b)
American Express Co., Notes	7.000%	3/19/18	260,000		325,887	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,296,757
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,162,146	(b)
Total Consumer Finance					5,253,056
Diversified Financial Services — 4.7%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		569,435	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,890,274	(b)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,466,000		1,594,275	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — continued
Boats Investments (Netherlands) BV, Secured Notes	8.887%	12/15/15	1,477,972	EUR	$492,039	(f)(h)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,684,224	(b)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		771,625	(b)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,367,251	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		540,190
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,917,675
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,105,575
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,215,452	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	770,000		845,075	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		792,725
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(b)(h)
Total Diversified Financial Services					20,320,815
Insurance — 1.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,225,172	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	240,000		226,800	(h)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		567,175	(a)
Total Insurance					6,019,147
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,686,240	(a)(b)
TOTAL FINANCIALS					51,831,727
HEALTH CARE — 5.2%
Health Care Equipment & Supplies — 0.5%
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000		402,800	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	250,000		243,750
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	860,618	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	537,887	(a)
Total Health Care Equipment & Supplies					2,045,055
Health Care Providers & Services — 3.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		847,550	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,086,575	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,520,000		2,520,000
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,174,766	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	440,000		471,900
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		541,250
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,080,000		1,242,000	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		126,775	(a)(b)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	40,000		42,300
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,609,500	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,451,202	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	380,000		393,300
INC Research LLC, Senior Notes	11.500%	7/15/19	280,000		300,300	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,042,000	EUR	1,452,208	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	210,000		202,650	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,089,465	(b)
US Oncology Inc. Escrow	—	—	150,000		4,125	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	360,000		385,200	(b)
Total Health Care Providers & Services					15,941,066

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Technology — 0.2%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	790,000		$848,756
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,134,835	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	250,000	EUR	336,048	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	540,000		582,525	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	300,000		324,375	(a)
Total Pharmaceuticals					3,377,783
TOTAL HEALTH CARE					22,212,660
INDUSTRIALS — 11.7%
Aerospace & Defense — 1.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		605,000	(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		438,900	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,550,000		1,718,563	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		514,050
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,650,750	(a)
Total Aerospace & Defense					4,927,263
Airlines — 1.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	359,591		376,672	(a)(b)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		151,856	(b)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000		399,000
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	371,847		382,073	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000		10,550	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	821,000		849,735	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	57,298		58,157
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	376,373		411,676	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		271,050	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,480,307
Total Airlines					4,391,076
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000		564,200	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	689,000		765,005	(a)(d)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	190,000		196,175	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		399,600	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	896,338	(a)
Total Building Products					2,821,318
Commercial Services & Supplies — 2.1%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	821,000		710,165	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000		1,283,500	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,170,000		1,161,225
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		522,100	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,440,000		1,519,200
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		489,662	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,330,000		1,436,400	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	430,000		464,400	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,054,650

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		$298,350
Total Commercial Services & Supplies					8,939,652
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		737,275	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000		2,633,400	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	450,000		513,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	550,000		568,399	(c)(d)
Total Construction & Engineering					4,452,074
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000		490,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		575,400	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000		2,077,600	(a)
Total Electrical Equipment					3,143,000
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		612,900	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		839,402	(a)(b)
Total Industrial Conglomerates					1,452,302
Machinery — 0.9%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,530,975	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		744,600	(a)(b)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	530,935	(a)
Loxam SAS, Senior Bonds	7.375%	1/24/20	100,000	EUR	133,819	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	420,000		438,900	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	480,000		514,800	(a)
Total Machinery					3,894,029
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	788,870		719,844
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	514,000		519,140
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000		1,587,900	(b)
Total Marine					2,826,884
Road & Rail — 1.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,694,143		1,757,673	(f)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,621,493	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	283,761	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	160,000		173,200	(a)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	760,000		825,550	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,199,000	(b)
Total Road & Rail					5,860,677
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,078,000	(a)(b)
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	910,000		805,350	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,728,221	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		960,050	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	720,000		723,600	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation — continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000		$1,746,600	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	100,000		106,500	(a)
Total Transportation					6,070,321
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	430,000		457,950	(a)
TOTAL INDUSTRIALS					50,314,546
INFORMATION TECHNOLOGY — 1.7%
Communications Equipment — 0.1%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	620,000		655,650	(a)
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,569,967	(b)
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	487,786	(a)
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		606,150
IT Services — 0.3%
First Data Corp., Secured Notes	8.250%	1/15/21	170,000		174,675	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,020,000		1,051,875	(a)(b)
Total IT Services					1,226,550
Semiconductors & Semiconductor Equipment— 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		620,813
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		559,150	(a)
Total Semiconductors & Semiconductor Equipment					1,179,963
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		695,300	(a)
TOTAL INFORMATION TECHNOLOGY					7,421,366
MATERIALS — 13.8%
Chemicals — 1.6%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		393,460	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		1,001,250	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		711,875	(a)(b)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	655,000	EUR	862,190	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	941,142	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	543,532	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	426,011	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		580,567	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		264,375	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	489,973	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	503,583	(a)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Senior Secured Notes	8.750%	2/1/19	290,000		290,000	(a)
Total Chemicals					7,007,958
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		356,400	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		642,125	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		525,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction Materials — continued
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		$1,525,838	(a)
Total Construction Materials					3,049,738
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,430,280	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,182,600	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,689,954	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		696,300	(a)(b)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,297,725
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	420,000		444,150
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	540,000		575,100
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	850,000		889,313	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,396,500	(a)(b)
Total Containers & Packaging					11,601,922
Metals & Mining — 7.6%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		520,717
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,080,000		1,147,998
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	30,000		31,035
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	70,000		71,952
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	2,290,000		2,353,289	(b)
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	1,500,000		1,560,000	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		489,742	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		487,575	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		255,990	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,040,000		2,144,040	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,090,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	390,000		410,475	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	450,000		470,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,243,200	(a)(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	950,000		966,625	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,870,000		1,224,850	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000		458,400	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	730,000		711,750	(a)(b)
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	973,940	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		922,250	(a)(b)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	510,000		562,275	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	740,000		780,700	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		593,325	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		658,275	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		410,320
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,150,000		1,343,315	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	760,000		738,469
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		397,750	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		355,300	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000		340,200	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	840,000		844,200
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	750,000		823,125

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		$3,961,326	‡
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		970,220	(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	150,000		156,854
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000		1,359,402	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		881,875	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		188,800	(a)
Total Metals & Mining					32,900,209
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,060,000		1,118,300	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		1,001,973
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		242,237	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		253,202
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		495,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		313,950	(a)(b)
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000		486,738	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		316,933	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		678,400
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		86,288
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	144,000		65,520
Total Paper & Forest Products					5,058,541
TOTAL MATERIALS					59,618,368
TELECOMMUNICATION SERVICES — 9.9%
Diversified Telecommunication Services— 7.0%
AT&T Inc., Senior Notes	4.350%	6/15/45	231,000		218,247	(a)
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	2,233,500		1,965,480	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		373,792	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		1,003,500	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000		247,250	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,088,000	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,700,000		1,808,375
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		251,464	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,320,000		1,470,150
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		447,500	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,106,146	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		722,775	(a)(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		546,250	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		670,400
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		402,750	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	784,354	EUR	1,108,495	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	597,211	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,324,871	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,866,283	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		434,407	(a)(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,550,734	(a)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		698,475
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,884,650	EUR	3,897,865	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,170,000		3,328,500
Total Diversified Telecommunication Services					30,128,920
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		599,868	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		1,022,580	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Wireless Telecommunication Services — continued
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	$1,026,945	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		470,250	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,164,715	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,207,850	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,140,000		3,705,200	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,780,000		2,211,650	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	875,000		958,125
Total Wireless Telecommunication Services					12,367,183
TOTAL TELECOMMUNICATION SERVICES					42,496,103
UTILITIES — 4.8%
Electric Utilities — 1.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,315,700	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		436,544	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	470,000		506,425
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		321,459
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	329,067		362,796	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,040,000		2,223,600	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		458,800	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	483,705		478,868	(b)(g)
Total Electric Utilities					6,104,192
Gas Utilities — 0.2%
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	770,000		854,700	(a)
Independent Power Producers & Energy Traders — 3.1%
AES Gener SA, Notes	5.250%	8/15/21	450,000		506,659	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000		694,400
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	162,000		179,415	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	891,000		991,237	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		847,059	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,390,000		1,612,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000		2,406,200	(a)(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000		998,750	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,360,000		1,468,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000		2,592,600	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,878		158,595
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545		322,102
PPL Energy Supply LLC, Senior Notes	4.600%	12/15/21	612,000		648,550
Total Independent Power Producers & Energy Traders					13,426,767
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		512,500	(a)
TOTAL UTILITIES					20,898,159
TOTAL CORPORATE BONDS & NOTES (Cost — $375,536,627)					402,311,345
ASSET-BACKED SECURITIES — 0.3%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(d)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.968%	3/18/29	425,000		388,453	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.598%	6/19/29	200,000		180,659	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.705%	2/20/30	200,000		179,822	(h)
Greenpoint Manufactured Housing, 2001-2 IA2	3.702%	2/20/32	350,000		298,762	(h)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.701%	3/13/32	475,000		398,956	(h)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(d)(e)(g)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ASSET-BACKED SECURITIES — continued
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		$0	(a)(d)(e)(g)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,560,621)					1,446,653
COLLATERALIZED SENIOR LOANS — 2.0%
CONSUMER DISCRETIONARY — 0.7%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	256,100		267,624	(j)
Equinox Fitness Clubs, First Lien Term Loan	9.750%	5/16/20	710,000		725,975	(j)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,450,000		1,566,000	(j)
Total Hotels, Restaurants & Leisure					2,559,599
Specialty Retail — 0.1%
Gymboree Corp., Term Loan	—	2/23/18	340,000		329,078	(k)
TOTAL CONSUMER DISCRETIONARY					2,888,677
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		319,106	(j)
ENERGY — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	—	5/6/16	70,000		64,159	(k)
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	540,000		552,488	(j)
TOTAL ENERGY					616,647
INDUSTRIALS — 0.4%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000		1,224,212	(j)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	120,253		119,651	(d)(j)
Trico Shipping AS, New Term Loan B	—	5/13/14	211,725		211,725	(d)(k)
Total Marine					331,376
TOTAL INDUSTRIALS					1,555,588
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	680,000		698,700	(j)
First Data Corp., Extended Term Loan B	4.202%	3/23/18	636,236		629,818	(j)
TOTAL INFORMATION TECHNOLOGY					1,328,518
MATERIALS — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	467,387	(j)
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	540,000		554,850	(j)
TOTAL MATERIALS					1,022,237
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services— 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	684,194		701,299	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,105,150)					8,432,072
CONVERTIBLE BONDS & NOTES — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost - $410,946)	7.000%	1/31/20	2,546,249		259,322	(a)
SOVEREIGN BONDS — 23.5%
Argentina — 0.2%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	330,000		278,850

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Argentina — continued
Republic of Argentina, Senior Bonds	7.820%	12/31/33	857,528	EUR	$646,538
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	65,074
Total Argentina					990,462
Brazil — 2.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	598,279
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,633,000	BRL	7,116,489
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,416,000	BRL	739,850
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		3,473,584
Total Brazil					11,928,202
Chile — 0.7%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		379,951	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,060,482	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	640,000		632,930	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		846,473
Total Chile					2,919,836
Colombia — 1.3%
Republic of Colombia	11.750%	2/25/20	544,000		856,800
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,480,360
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		423,225
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		646,653
Total Colombia					5,407,038
Indonesia — 2.4%
Republic of Indonesia, Notes	3.750%	4/25/22	2,090,000		2,168,375	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	6,290,000		6,848,237	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		196,763	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	3,111,000,000	IDR	436,155
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		214,200	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	3,821,000,000	IDR	556,102
Total Indonesia					10,419,832
Malaysia — 0.0%
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	84,038
Mexico — 2.5%
Mexican Bonos, Bonds	8.000%	6/11/20	47,832,800	MXN	4,486,365
Mexican Bonos, Bonds	6.500%	6/9/22	8,317,900	MXN	722,522
Mexican Bonos, Bonds	10.000%	12/5/24	8,750,000	MXN	979,739
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	1,205,185
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,636
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		155,620	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		425,160	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,966,040	(b)
United Mexican States, Senior Notes	4.750%	3/8/44	770,000		810,425
Total Mexico					10,755,692
Panama — 0.4%
Republic of Panama, Senior Bonds	9.375%	4/1/29	975,000		1,584,375
Republic of Panama, Senior Bonds	6.700%	1/26/36	39,000		52,455
Total Panama					1,636,830
Peru — 1.4%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,478,295
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		70,750
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,644,000		4,389,040

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Peru — continued
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000		$311,706
Total Peru					6,249,791
Philippines — 0.5%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,640,000		2,017,200	(b)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		2,050,100	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,032,400	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,385,035	(b)
Total Poland					5,467,535
Russia — 3.4%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		517,000	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		449,900	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		368,543	(a)
Russian Federation, Senior Notes	5.625%	4/4/42	4,600,000		5,359,000	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	6,381,738		7,958,729	(a)‡
Total Russia					14,653,172
Turkey — 2.0%
Republic of Turkey, Bonds	9.000%	3/8/17	5,780,000	TRY	3,555,366
Republic of Turkey, Notes	6.750%	5/30/40	812,000		1,038,345
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		582,100
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,626,250
Total Turkey					8,802,061
Venezuela — 4.6%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000		1,642,572	(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000		904,312
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		376,315
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	14,261,000		13,811,778	(a)(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000		247,320
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000		2,619,000	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	475,000		440,088
Total Venezuela					20,041,385
TOTAL SOVEREIGN BONDS (Cost — $91,358,940)					101,373,074

			SHARES
COMMON STOCKS — 2.1%
CONSUMER DISCRETIONARY — 0.4%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			46,209		92,418	*(c)(d)
Media — 0.3%
Charter Communications Inc., Class A Shares			15,345		1,325,654	*(b)
TOTAL CONSUMER DISCRETIONARY					1,418,072
FINANCIALS — 1.3%
Diversified Financial Services — 0.7%
Citigroup Inc.			75,394		3,164,286	(b)
Real Estate Management & Development — 0.6%
Realogy Holdings Corp.			57,513		2,559,329	(c)(d)
TOTAL FINANCIALS					5,723,615

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY			SHARES	VALUE
INDUSTRIALS — 0.4%
Building Products — 0.0%
Nortek Inc.			274	$19,712	*
Marine — 0.4%
DeepOcean Group Holding AS			56,705	1,122,367	*(c)(d)
Horizon Lines Inc., Class A Shares			402,515	603,772	*
Total Marine				1,726,139
TOTAL INDUSTRIALS				1,745,851
TOTAL COMMON STOCKS (Cost — $7,990,683)				8,887,538

	RATE
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		90,029	2,389,370	(h)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	168,087	(h)
TOTAL FINANCIALS				2,557,457
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal	6.000%		5,800	135,720
TOTAL PREFERRED STOCKS (Cost — $2,482,849)				2,693,177

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.0%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00		5/15/13	9,400,000	103,343
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	9,760,000	11,014
TOTAL PURCHASED OPTIONS (Cost — $285,592)				114,357

			WARRANTS
WARRANTS — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	83,259
Charter Communications Inc.		11/30/14	752	28,576	*
SemGroup Corp.		11/30/14	3,390	70,478	*(c)(d)
TOTAL WARRANTS (Cost — $84,429)				182,313
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $487,815,837)				525,699,851

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreements — 0.7%
Barclays Capital Inc. repurchase agreement dated 2/28/13; Proceeds at maturity - $3,100,009; (Fully collateralized by U.S. government obligations, 0.250% due 4/30/14; Market value - $3,162,721) (Cost - $3,100,000)	0.100%	3/1/13	3,100,000	$3,100,000
TOTAL INVESTMENTS — 122.6% (Cost — $490,915,837#)				528,799,851
Liabilities in Excess of Other Assets — (22.6)%				(97,419,899)
TOTAL NET ASSETS — 100.0%				$431,379,952

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of February 28, 2013.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of February 28, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.
‡	All or a portion of this security is held by the counterparty as collateral for open repurchase agreements.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	TRY	- Turkish Lira

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT1†	VALUE
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	9,400,000	$64,003
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	9,400,000	43,100
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	19,520,000	4,889
TOTAL WRITTEN OPTIONS (Premiums received — $264,552)				$111,992

1                         In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†                        Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Summary of Investments by Country†

United States	46.0%
Mexico	6.0
Brazil	5.8
Russia	4.6
Venezuela	3.8
Luxembourg	3.8
United Kingdom	3.1
Indonesia	2.5
Colombia	1.9
Germany	1.7
Turkey	1.7
Netherlands	1.5
Ireland	1.4
Italy	1.3
Peru	1.2
France	1.2
Chile	1.0
Poland	1.0
Spain	0.9
South Africa	0.8
Australia	0.7
Malaysia	0.7
India	0.7
Canada	0.6
Panama	0.5
Kazakhstan	0.5
Cayman Islands	0.5
Bermuda	0.5
Norway	0.4
Philippines	0.4
Qatar	0.3
United Arab Emirates	0.3
Jersey	0.3
Argentina	0.3
Marshall Islands	0.3
Belgium	0.3
Trinidad and Tobago	0.2
Czech Republic	0.2
China	0.2
Sweden	0.1
Singapore	0.1
Mongolia	0.1
Short - Term Investments	0.6
100.0%

† As a percentage of total investments.  Please not that the fund holdings are as of February 28, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$400,606,762	$1,704,583	$402,311,345
Asset-backed securities	—	1,446,653	—	1,446,653
Collateralized senior loans	—	8,432,072	—	8,432,072
Convertible bonds & notes	—	259,322	—	259,322
Sovereign bonds	—	101,373,074	—	101,373,074
Common stocks:
Consumer discretionary	$1,325,654	—	92,418	1,418,072
Financials	3,164,286	2,559,329	—	5,723,615
Industrials	623,484	—	1,122,367	1,745,851
Preferred stocks	2,693,177	—	—	2,693,177
Purchased options	—	114,357	—	114,357
Warrants	—	182,313	—	182,313
Total long-term investments	$7,806,601	$514,973,882	$2,919,368	$525,699,851
Short-term investments†	—	3,100,000	—	3,100,000
Total investments	$7,806,601	$518,073,882	$2,919,368	$528,799,851
Other financial instruments:
Forward foreign currency contracts	—	$2,165,478	—	$2,165,478
Total	$7,806,601	$520,239,360	$2,919,368	$530,965,329

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$111,992	—	$111,992
Forward foreign currency contracts	—	142,689	—	142,689
Credit default swaps on credit indices - buy protection‡	—	1,143,910	—	1,143,910
Total	—	$1,398,591	—	$1,398,591

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written Option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss.  When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option

Notes to schedule of investments (unaudited) (continued)

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to schedule of investments (unaudited) (continued)

As of February 28, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $1,398,591.  If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$49,241,776
Gross unrealized depreciation	(11,357,762)
Net unrealized appreciation	$37,884,014

Transactions in reverse repurchase agreements for the Fund during the period ended February 28, 2013 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$7,044,181	0.61%	$12,619,877

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.55% to 0.65% during the period ended February 28, 2013. Interest expense incurred on reverse repurchase agreements totaled $32,062.

At February 28, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD*	$5,451,830
Deutsche Bank Securities Inc.	0.55%	2/15/2013	TBD*	6,991,649
				$12,443,479

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On February 28, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $13,875,067.

During the period ended February 28, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2012	$34,766,000	$459,892
Options written	154,932,400	737,144
Options bought back	—	—
Options exercised	(35,865,700)	(206,984)
Options expired	(115,512,700)	(725,500)
Written options, outstanding as of February 28, 2013	$38,320,000	$264,552

At February 28, 2013, the Fund had the following open forward foreign currency contracts:

Notes to schedule of investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	Deutsche Bank AG	4,708,000	$2,375,284	3/15/13	$10,642
British Pound	Citibank N.A.	305,581	463,409	5/16/13	(14,220)
Euro	Citibank N.A.	200,000	261,253	5/16/13	(6,223)
Mexican Peso	Morgan Stanley & Co.	50,397,085	3,920,695	5/16/13	(34,064)
					(43,865)
Contracts to Sell:
Brazilian Real	Deutsche Bank AG	4,708,000	2,375,284	3/15/13	(88,182)
Euro	JPMorgan Chase	561,000	732,471	3/15/13	26,618
British Pound	Credit Suisse	1,583,000	2,400,597	5/16/13	91,362
British Pound	UBS AG	2,093,971	3,175,478	5/16/13	131,343
Euro	Citibank N.A.	910,000	1,188,702	5/16/13	29,425
Euro	Citibank N.A.	1,020,000	1,332,392	5/16/13	33,817
Euro	Citibank N.A.	10,441,983	13,640,011	5/16/13	499,498
Euro	Credit Suisse	4,060,753	5,304,425	5/16/13	203,174
Euro	UBS AG	22,952,855	29,982,543	5/16/13	1,124,039
Polish Zloty	Citibank N.A.	1,742,895	544,964	5/16/13	15,560
					2,066,654
Net unrealized gain on open forward foreign currency contracts					$2,022,789

At February 28, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,544,000	12/20/16	5.000% quarterly	$(119,298)	$57,438	$(176,736)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,440,000	12/20/16	5.000% quarterly	(67,527)	33,926	(101,453)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	2,880,000	12/20/16	5.000% quarterly	(135,055)	70,678	(205,733)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,217,500	6/20/17	5.000% quarterly	(122,681)	125,444	(248,125)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,227,500	6/20/17	5.000% quarterly	(84,932)	25,706	(110,638)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	326,700	6/20/17	5.000% quarterly	(12,457)	1,358	(13,815)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,574,000	6/20/17	5.000% quarterly	(98,145)	12,362	(110,507)
BNP Paribas (Markit CDX.NA.HY.19 Index)	9,700,000	12/20/17	5.000% quarterly	(271,500)	(292,274)	20,774
BNP Paribas (Markit CDX.NA.HY.19 Index)	4,150,000	12/20/17	5.000% quarterly	(116,158)	(90,334)	(25,824)
BNP Paribas (Markit CDX.NA.HY.19 Index)	4,150,000	12/20/17	5.000% quarterly	(116,157)	(85,825)	(30,332)
Total	$33,209,700			$(1,143,910)	$(141,521)	$(1,002,389)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2013.

Notes to schedule of investments (unaudited) (continued)

			Forward Foreign Currency
			Contracts
	Purchased	Written Options,	Unrealized	Unrealized	Swap Contracts,
Primary Underlying Risk	Options, at value	at value	Appreciation	Depreciation	at value	Total
Foreign Exchange Risk	—	—	$2,165,478	$(142,689)	—	$2,022,789
Credit Risk	$114,357	$(111,992)	—	—	$(1,143,910)	(1,141,545)
Total	$114,357	$(111,992)	$2,165,478	$(142,689)	$(1,143,910)	$881,244

During the period ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$217,126
Written options	186,845
Forward foreign currency contracts (to buy)	8,042,024
Forward foreign currency contracts (to sell)	61,721,668
Futures contracts (to sell) †	5,034,675

Average notional balance
Credit default swap contracts (to buy protection)	$22,172,000

† At February 28, 2013, there were no open positions held in this derivative.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 26, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  April 26, 2013